Bank of Hawaii Corporation Third Quarter 2016 Financial Results

•Diluted Earnings Per Share $1.02
•Net Income $43.5 Million
•Board of Directors Declares Dividend of $0.48 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 24, 2016) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $1.02 for the third quarter of 2016, down from $1.03 in the second quarter of 2016 and up from $0.79 in the third quarter of 2015. Net income for the third quarter of 2016 was $43.5 million, down from net income of $44.2 million in the previous quarter and up from $34.3 million in the same quarter last year. Results for the third quarter of 2015 included impairment charges totaling $6.5 million, net of tax, related to the Company’s decision to dispose of its remaining aircraft leases.

Loan and lease balances increased to $8.7 billion at September 30, 2016, up 4.4 percent from June 30, 2016 and up 13.1 percent compared with September 30, 2015. Deposits grew to $13.8 billion at the end of the third quarter of 2016, up 1.2 percent from the previous quarter and up 6.7 percent compared with the same quarter last year.

"Bank of Hawaii’s operating results were strong in the third quarter of 2016," said Peter S. Ho, Chairman, President and CEO.  “Loan and deposit balances continued to grow, asset quality remained strong and our core expenses remain on track.”

The return on average assets for the third quarter of 2016 was 1.09 percent, down from 1.14 percent in the previous quarter and up from 0.89 percent in the same quarter last year. The return on average equity for the third quarter of 2016 was 14.89 percent, down from 15.56 percent for the second quarter of 2016 and up from 12.45 percent in the third quarter of 2015. The efficiency ratio for the third quarter of 2016 was 57.58 percent compared with 57.35 percent in the previous quarter and 65.12 percent in the same quarter last year. The higher efficiency ratio in the third quarter of 2015 was largely due to the aircraft impairment charges.

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Bank of Hawaii Corporation Third Quarter 2016 Financial Results     Page 2

For the nine-month period ended September 30, 2016, net income was $137.9 million, an increase from net income of $117.9 million for the same period last year. Diluted earnings per share were $3.21 for the nine-month period in 2016 compared with diluted earnings per share of $2.71 for the same period in 2015. The 2016 year-to-date return on average assets was 1.17 percent compared with 1.05 percent for the same period in 2015. The 2016 year-to-date return on average equity was 16.09 percent compared with 14.62 percent for the nine months ended September 30, 2015. The efficiency ratio for the nine-month period ended September 30, 2016 was 56.57 percent compared with 60.47 percent for the same period last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2016 was $106.9 million, up slightly from net interest income of $106.5 million in the second quarter of 2016 and up from net interest income of $100.9 million in the third quarter of 2015. Net interest income in the third quarter of 2016 included a reversal of $0.8 million for an interest recovery previously recorded in the second quarter of 2016. Net interest income in the second quarter of 2016 included interest recoveries of $1.0 million. Net interest income for the nine-month period in 2016 was $319.4 million compared with $301.4 million for the same period in 2015. Analyses of the changes in net interest income are included in Tables 8a, 8b, and 8c.

The net interest margin was 2.80 percent for the third quarter of 2016, a 5 basis point decrease from 2.85 percent in the second quarter of 2016 and a 3 basis point increase from 2.77 percent in the third quarter of 2015. Adjusted for the interest reversal and recoveries previously mentioned, the net interest margin in the third and second quarters of 2016 were stable at 2.82 percent. The net interest margin for the first nine months of 2016 was 2.84 percent compared with 2.79 percent for the same nine-month period last year.

Results for the third quarter of 2016 included a provision for credit losses of $2.5 million due to the continued strong growth of loans and leases. Results for the second quarter of 2016 included a provision for credit losses of $1.0 million. There was no provision for credit losses during the third quarter of 2015.

Noninterest income was $48.1 million in the third quarter of 2016, up from $46.5 million in the second quarter of 2016 and $43.2 million in the third quarter of 2015. Mortgage banking income increased to $6.4 million in the third quarter of 2016 due to higher loan production, up from $4.1 million in the second quarter of 2016 and $3.3 million in the third quarter last year. Noninterest income in the second quarter of 2016 included a service fee of $1.2 million resulting from the sale of trust real estate. Noninterest income in the third quarter of 2015 included a $1.0 million estimated loss on the pending sale of an aircraft lease. Noninterest income for the nine-months ended September 30, 2016 was $150.8 million compared with noninterest income of $141.5 million for the same period in 2015. The increase was primarily due to an increase in mortgage banking income.

Noninterest expense was $87.5 million in the third quarter of 2016, up from $86.1 million in the previous quarter and down from $91.9 million in the same quarter last year. The decrease compared with the prior year quarter was primarily due to a $9.5 million impairment charge on aircraft in which the leases had expired. Noninterest expense for the nine-months ended September 30, 2016 was $261.0 million compared with noninterest expense of $262.4 million for the same period in 2015. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

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Bank of Hawaii Corporation Third Quarter 2016 Financial Results     Page 3

The effective tax rate for the third quarter of 2016 was 29.84 percent compared with 29.77 percent in the previous quarter and 30.37 percent during the same quarter last year. Taxes for the third quarter of 2016 included a $.7 million release of reserves. Taxes for the second quarter of 2016 included a $1.3 million release of reserves. Taxes for the third quarter of 2015 included a benefit of $4.0 million related to the aircraft impairment charges. The effective tax rate for the nine-month period ended September 30, 2016 was 30.62 percent, down from 31.28 percent for the same period last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company’s overall asset quality remained strong during the third quarter of 2016. Total non-performing assets were $18.7 million at September 30, 2016 compared with $16.3 million at June 30, 2016 and $29.5 million at September 30, 2015. As a percentage of total loans and leases and foreclosed real estate, non-performing assets were 0.21 percent at September 30, 2016 compared with 0.20 percent at June 30, 2016 and 0.38 percent at September 30, 2015.

Accruing loans and leases past due 90 days or more were $5.6 million at September 30, 2016, down from $8.8 million at June 30, 2016 and $8.1 million at September 30, 2015. Restructured loans and leases not included in non-accrual loans or accruing loans past due 90 days or more were $52.1 million at September 30, 2016 compared with $52.2 million at June 30, 2016 and $49.5 million at September 30, 2015. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loans and leases charged off during the third quarter of 2016 were $2.4 million or 0.11 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $4.9 million during the quarter were partially offset by recoveries of $2.5 million. Net charge-offs during the second quarter of 2016 were $1.7 million or 0.09 percent annualized of total average loans and leases outstanding and were comprised of $3.7 million in charge-offs partially offset by recoveries of $2.0 million. Net charge-offs during the third quarter of 2015 were $2.0 million or 0.10 percent annualized of total average loans and leases outstanding and were comprised of $4.4 million in charge-offs partially offset by recoveries of $2.4 million. Net charge-offs in the nine-month period ended September 30, 2016 were $0.3 million, or 0.01 percent annualized of total average loans and leases outstanding compared with net charge-offs of $4.7 million, or 0.09 percent annualized of total average loans and leases outstanding for the same period in 2015. The lower charge-off rate during 2016 is largely due to the full recovery of loans previously charged off relating to a commercial client in Guam.

The allowance for loan and lease losses increased to $104.0 million at September 30, 2016. The ratio of the allowance for loan and lease losses to total loans and leases outstanding was 1.20 percent at September 30, 2016, a decrease of 5 basis points from the previous quarter and commensurate with continued improvements in credit quality and the Hawaii economy. The reserve for unfunded commitments at September 30, 2016 was unchanged at $6.6 million from June 30, 2016. Details of loan and lease charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 12.

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Bank of Hawaii Corporation Third Quarter 2016 Financial Results     Page 4

Other Financial Highlights

Total assets were $16.01 billion at September 30, 2016, up from $15.86 billion at June 30, 2016 and $15.16 billion at September 30, 2015. Average total assets were $15.91 billion during the third quarter of 2016, up from $15.64 billion during the previous quarter and $15.22 billion during the same quarter last year.

The investment securities portfolio was $6.03 billion at September 30, 2016, down from $6.10 billion at June 30, 2016 and $6.40 billion at September 30, 2015 as loan growth continued to outpace deposit growth. The portfolio remains largely comprised of securities issued by U. S. government agencies and included $3.82 billion in securities held to maturity and $2.21 billion in securities available for sale at September 30, 2016.

Total loans and leases increased to $8.69 billion at September 30, 2016, up from $8.33 billion at June 30, 2016 and $7.69 billion at September 30, 2015. Average total loans and leases were $8.48 billion during the third quarter of 2016, up from $8.21 billion during the second quarter of 2016 and $7.55 billion during the same quarter last year. The commercial loan portfolio increased to $3.49 billion at the end of the quarter, up from commercial loans of $3.31 billion at the end of the previous quarter and up from $3.12 billion at the end of the same quarter last year. Total consumer loans increased to $5.20 billion at the end of the third quarter of 2016, up from $5.03 billion at the end of the second quarter of 2016 and up from $4.57 billion at the end of the third quarter of 2015. Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $13.81 billion at September 30, 2016, up from $13.64 billion at June 30, 2016 and up from $12.94 billion at September 30, 2015. Average total deposits were $13.69 billion during the third quarter of 2016, up from $13.45 billion during the previous quarter and $13.01 billion during the same quarter last year.

During the third quarter of 2016, the Company repurchased 204.0 thousand shares of common stock at a total cost of $14.3 million under its share repurchase program. The average cost was $69.94 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through September 30, 2016, the Company has repurchased 53.5 million shares and returned over $2.0 billion to shareholders at an average cost of $37.74 per share. Remaining buyback authority under the share repurchase program was $75.4 million at September 30, 2016. From October 1 through October 21, 2016, the Company repurchased an additional 54.0 thousand shares of common stock at an average cost of $73.39 per share.

Total shareholders’ equity was $1.16 billion at September 30, 2016, up slightly from June 30, 2016 and an increase from $1.10 billion at September 30, 2015. The Tier 1 Capital Ratio was 13.40 percent at the end of the third quarter of 2016 compared with 13.66 percent at the end of the second quarter of 2016 and 14.11 percent at the end of the same quarter last year. The Tier 1 leverage ratio at September 30, 2016 was 7.25 percent compared with 7.29 percent at June 30, 2016 and 7.18 percent at September 30, 2015.

The Company’s Board of Directors declared a quarterly cash dividend of $0.48 per share on the Company’s outstanding shares. The dividend will be payable on December 14, 2016 to shareholders of record at the close of business on November 30, 2016.

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Bank of Hawaii Corporation Third Quarter 2016 Financial Results     Page 5

Hawaii Economy

General economic conditions in Hawaii remained positive during the third quarter of 2016 due to stable tourism, low unemployment, the strong real estate market, and ongoing construction activity.  For the first eight months of 2016, total visitor spending increased 3.0 percent and total visitor arrivals increased 2.6 percent compared to the same period in 2015.  The statewide seasonally-adjusted unemployment rate was 3.3 percent in September 2016 compared to 5.0 percent nationally.  For the first nine months of 2016, the volume of single-family home sales on Oahu increased 4.8 percent and the volume of condominium sales on Oahu increased 9.0 percent compared with the same period in 2015.  The median sales price of a single-family homes on Oahu increased 5.2 percent and the median price of a condominium on Oahu increased 8.7 percent for the first nine months of 2016 compared to the same nine-month period in 2015.  As of September 30, 2016, months of inventory of single-family homes and condominiums on Oahu remained low at 2.9 months and 3.0 months, respectively.  More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The Company will review its third quarter 2016 financial results today at 2:00 p.m. Eastern Time (8:00 a.m. Hawaii Time). The conference call will be accessible via teleconference and via the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The toll-free number is 1 (877) 783-7534 in the United States and 1 (530) 379-4714 for international callers. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, October 24, 2016. The replay number is 1 (855) 859-2056 in the United States and 1 (404) 537-3406 from international locations. Enter the pass code 40167040 when prompted. Participants can also dial 1 (800) 585-8367 to access the replay. In addition, a replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the U.S. Securities and Exchange Commission. We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa, and the West Pacific. The Company's principal subsidiary, Bank of Hawaii, was founded in 1897. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2016	2016	2015	2016	2015
For the Period:
Operating Results
Net Interest Income	$103,912	$103,550	$97,891	$310,486	$292,443
Provision for Credit Losses	2,500	1,000	—	1,500	—
Total Noninterest Income	48,114	46,519	43,221	150,840	141,453
Total Noninterest Expense	87,532	86,071	91,888	260,989	262,377
Net Income	43,493	44,245	34,276	137,948	117,872
Basic Earnings Per Share	1.02	1.04	0.79	3.23	2.72
Diluted Earnings Per Share	1.02	1.03	0.79	3.21	2.71
Dividends Declared Per Share	0.48	0.48	0.45	1.41	1.35

Performance Ratios
Return on Average Assets	1.09%	1.14%	0.89%	1.17%	1.05%
Return on Average Shareholders' Equity	14.89	15.56	12.45	16.09	14.62
Efficiency Ratio [1]	57.58	57.35	65.12	56.57	60.47
Net Interest Margin [2]	2.80	2.85	2.77	2.84	2.79
Dividend Payout Ratio [3]	47.06	46.15	56.96	43.65	49.63
Average Shareholders' Equity to Average Assets	7.30	7.31	7.18	7.30	7.15

Average Balances
Average Loans and Leases	$8,483,588	$8,205,104	$7,545,985	$8,210,596	$7,301,656
Average Assets	15,906,760	15,639,596	15,220,660	15,695,251	15,069,405
Average Deposits	13,687,186	13,453,953	13,008,890	13,492,609	12,887,019
Average Shareholders' Equity	1,161,655	1,143,884	1,092,592	1,145,094	1,077,828

Per Share of Common Stock
Book Value	$27.24	$26.96	$25.34	$27.24	$25.34
Tangible Book Value	26.50	26.23	24.61	26.50	24.61
Market Value
Closing	72.62	68.80	63.49	72.62	63.49
High	73.44	72.77	69.00	73.44	69.00
Low	65.19	64.96	58.53	54.55	53.90

		September 30,	June 30,	December 31,	September 30,
		2016	2016	2015	2015
As of Period End:
Balance Sheet Totals
Loans and Leases		$8,694,097	$8,331,469	$7,878,985	$7,689,772
Total Assets		16,014,643	15,860,901	15,455,016	15,164,123
Total Deposits		13,808,365	13,643,807	13,251,103	12,936,962
Other Debt		267,954	267,970	245,786	270,801
Total Shareholders' Equity		1,163,859	1,157,219	1,116,260	1,098,354

Asset Quality
Non-Performing Assets		$18,672	$16,280	$28,801	$29,545
Allowance for Loan and Lease Losses		104,033	103,932	102,880	104,038
Allowance to Loans and Leases Outstanding		1.20%	1.25%	1.31%	1.35%

Capital Ratios
Common Equity Tier 1 Capital Ratio		13.40%	13.66%	13.97%	14.11%
Tier 1 Capital Ratio		13.40	13.66	13.97	14.11
Total Capital Ratio		14.65	14.91	15.22	15.37
Tier 1 Leverage Ratio		7.25	7.29	7.26	7.18
Total Shareholders' Equity to Total Assets		7.27	7.30	7.22	7.24
Tangible Common Equity to Tangible Assets [4]		7.08	7.11	7.03	7.05
Tangible Common Equity to Risk-Weighted Assets [4]		13.18	13.49	13.62	13.78

Non-Financial Data
Full-Time Equivalent Employees		2,125	2,136	2,164	2,154
Branches		70	70	70	72
ATMs		450	451	456	455

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures					Table 2
		September 30,	June 30,	December 31,	September 30,
(dollars in thousands)		2016	2016	2015	2015
Total Shareholders' Equity		$1,163,859	$1,157,219	$1,116,260	$1,098,354
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity		$1,132,342	$1,125,702	$1,084,743	$1,066,837

Total Assets		$16,014,643	$15,860,901	$15,455,016	$15,164,123
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Assets		$15,983,126	$15,829,384	$15,423,499	$15,132,606

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements [1]	$8,591,440	$8,343,158	$7,962,484	$7,740,028

Total Shareholders' Equity to Total Assets		7.27%	7.30%	7.22%	7.24%
Tangible Common Equity to Tangible Assets (Non-GAAP)		7.08%	7.11%	7.03%	7.05%

Tier 1 Capital Ratio		13.40%	13.66%	13.97%	14.11%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)		13.18%	13.49%	13.62%	13.78%

[1] Risk-weighted assets as of June 30, 2016 were revised from $8,341,990 to conform to the current period calculation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2016	2016	2015	2016	2015
Interest Income
Interest and Fees on Loans and Leases	$83,489	$82,323	$75,874	$246,707	$220,400
Income on Investment Securities
Available-for-Sale	10,313	10,521	10,192	31,648	30,663
Held-to-Maturity	19,315	20,168	20,689	59,874	67,928
Deposits	1	2	2	7	7
Funds Sold	695	618	291	2,066	818
Other	166	153	312	531	924
Total Interest Income	113,979	113,785	107,360	340,833	320,740
Interest Expense
Deposits	3,232	3,081	2,410	9,199	7,183
Securities Sold Under Agreements to Repurchase	5,713	6,134	6,307	18,000	19,118
Funds Purchased	3	3	3	9	9
Other Debt	1,119	1,017	749	3,139	1,987
Total Interest Expense	10,067	10,235	9,469	30,347	28,297
Net Interest Income	103,912	103,550	97,891	310,486	292,443
Provision for Credit Losses	2,500	1,000	—	1,500	—
Net Interest Income After Provision for Credit Losses	101,412	102,550	97,891	308,986	292,443
Noninterest Income
Trust and Asset Management	11,008	12,707	11,907	34,971	36,442
Mortgage Banking	6,362	4,088	3,291	13,639	8,453
Service Charges on Deposit Accounts	8,524	8,150	8,669	25,117	25,409
Fees, Exchange, and Other Service Charges	14,023	13,978	13,340	41,445	39,589
Investment Securities Gains (Losses), Net	(328)	(312)	24	10,540	10,341
Annuity and Insurance	1,653	2,006	1,721	5,560	5,650
Bank-Owned Life Insurance	1,911	1,551	1,609	5,010	5,431
Other	4,961	4,351	2,660	14,558	10,138
Total Noninterest Income	48,114	46,519	43,221	150,840	141,453
Noninterest Expense
Salaries and Benefits	49,725	50,289	46,576	150,528	143,966
Net Occupancy	8,510	7,158	7,403	22,671	25,341
Net Equipment	4,913	5,065	4,804	15,387	14,918
Data Processing	3,620	3,972	3,920	11,543	11,366
Professional Fees	2,396	2,047	2,258	7,082	6,857
FDIC Insurance	2,104	2,144	2,139	6,600	6,347
Other	16,264	15,396	24,788	47,178	53,582
Total Noninterest Expense	87,532	86,071	91,888	260,989	262,377
Income Before Provision for Income Taxes	61,994	62,998	49,224	198,837	171,519
Provision for Income Taxes	18,501	18,753	14,948	60,889	53,647
Net Income	$43,493	$44,245	$34,276	$137,948	$117,872
Basic Earnings Per Share	$1.02	$1.04	$0.79	$3.23	$2.72
Diluted Earnings Per Share	$1.02	$1.03	$0.79	$3.21	$2.71
Dividends Declared Per Share	$0.48	$0.48	$0.45	$1.41	$1.35
Basic Weighted Average Shares	42,543,122	42,729,731	43,181,233	42,730,571	43,290,137
Diluted Weighted Average Shares	42,778,346	42,942,960	43,427,730	42,947,059	43,514,898

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2016	2016	2015	2016	2015
Net Income	$43,493	$44,245	$34,276	$137,948	$117,872
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(5,528)	5,157	7,051	8,323	4,735
Defined Benefit Plans	140	141	219	422	659
Total Other Comprehensive Income (Loss)	(5,388)	5,298	7,270	8,745	5,394
Comprehensive Income	$38,105	$49,543	$41,546	$146,693	$123,266

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2016	2016	2015	2015
Assets
Interest-Bearing Deposits in Other Banks	$4,181	$3,819	$4,130	$3,609
Funds Sold	506,604	615,395	592,892	274,873
Investment Securities
Available-for-Sale	2,213,482	2,299,638	2,256,818	2,279,722
Held-to-Maturity (Fair Value of $3,893,542; $3,890,220; $4,006,412; and $4,181,613)	3,815,915	3,798,200	3,982,736	4,121,768
Loans Held for Sale	68,066	105,824	4,808	3,222
Loans and Leases	8,694,097	8,331,469	7,878,985	7,689,772
Allowance for Loan and Lease Losses	(104,033)	(103,932)	(102,880)	(104,038)
Net Loans and Leases	8,590,064	8,227,537	7,776,105	7,585,734
Total Earning Assets	15,198,312	15,050,413	14,617,489	14,268,928
Cash and Due from Banks	127,326	133,836	158,699	208,601
Premises and Equipment, Net	110,288	109,832	111,199	108,987
Accrued Interest Receivable	46,925	45,709	44,719	47,512
Foreclosed Real Estate	1,747	1,728	824	1,392
Mortgage Servicing Rights	20,991	19,631	23,002	23,301
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	272,637	271,274	268,175	266,568
Other Assets	204,900	196,961	199,392	207,317
Total Assets	$16,014,643	$15,860,901	$15,455,016	$15,164,123

Liabilities
Deposits
Noninterest-Bearing Demand	$4,437,963	$4,383,496	$4,286,331	$4,102,713
Interest-Bearing Demand	2,777,095	2,838,744	2,761,930	2,631,542
Savings	5,306,880	5,165,808	5,025,191	5,016,462
Time	1,286,427	1,255,759	1,177,651	1,186,245
Total Deposits	13,808,365	13,643,807	13,251,103	12,936,962
Funds Purchased	9,616	7,333	7,333	8,459
Securities Sold Under Agreements to Repurchase	551,683	586,785	628,857	632,138
Other Debt	267,954	267,970	245,786	270,801
Retirement Benefits Payable	47,522	47,438	47,374	54,978
Accrued Interest Payable	6,115	5,532	5,032	5,869
Taxes Payable and Deferred Taxes	24,922	20,979	17,737	25,294
Other Liabilities	134,607	123,838	135,534	131,268
Total Liabilities	14,850,784	14,703,682	14,338,756	14,065,769
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2016 - 57,854,843 / 42,733,513;
June 30, 2016 - 57,856,419 / 42,916,163; December 31, 2015 - 57,749,071 / 43,282,153;
and September 30, 2015 - 57,749,071 / 43,342,940)	576	576	575	575
Capital Surplus	549,064	546,928	542,041	539,112
Accumulated Other Comprehensive Loss	(14,812)	(9,424)	(23,557)	(21,292)
Retained Earnings	1,393,231	1,370,308	1,316,260	1,293,416
Treasury Stock, at Cost (Shares: September 30, 2016 - 15,121,330; June 30, 2016 - 14,940,256;
December 31, 2015 - 14,466,918; and September 30, 2015 - 14,406,131)	(764,200)	(751,169)	(719,059)	(713,457)
Total Shareholders' Equity	1,163,859	1,157,219	1,116,260	1,098,354
Total Liabilities and Shareholders' Equity	$16,014,643	$15,860,901	$15,455,016	$15,164,123

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
Common Shares		Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2015	43,282,153	$575	$542,041	$(23,557)	$1,316,260	$(719,059)	$1,116,260
Net Income	—	—	—	—	137,948	—	137,948
Other Comprehensive Income	—	—	—	8,745	—	—	8,745
Share-Based Compensation	—	—	5,020	—	—	—	5,020
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	224,018	1	2,003	—	(314)	6,224	7,914
Common Stock Repurchased	(772,658)	—	—	—	—	(51,365)	(51,365)
Cash Dividends Declared ($1.41 per share)	—	—	—	—	(60,663)	—	(60,663)
Balance as of September 30, 2016	42,733,513	$576	$549,064	$(14,812)	$1,393,231	$(764,200)	$1,163,859

Balance as of December 31, 2014	43,724,208	$574	$531,932	$(26,686)	$1,234,801	$(685,535)	$1,055,086
Net Income	—	—	—	—	117,872	—	117,872
Other Comprehensive Income	—	—	—	5,394	—	—	5,394
Share-Based Compensation	—	—	5,698	—	—	—	5,698
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	246,851	1	1,482	—	(376)	11,011	12,118
Common Stock Repurchased	(628,119)	—	—	—	—	(38,933)	(38,933)
Cash Dividends Declared ($1.35 per share)	—	—	—	—	(58,881)	—	(58,881)
Balance as of September 30, 2015	43,342,940	$575	$539,112	$(21,292)	$1,293,416	$(713,457)	$1,098,354

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2016			June 30, 2016			September 30, 2015
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$4.1	$—	0.19%	$4.0	$—	0.17%	$3.4	$—	0.22%
Funds Sold	585.9	0.7	0.46	526.8	0.6	0.46	508.2	0.3	0.22
Investment Securities
Available-for-Sale
Taxable	1,574.9	6.8	1.72	1,619.7	6.9	1.72	1,524.4	6.5	1.69
Non-Taxable	687.1	5.4	3.16	691.8	5.5	3.17	719.4	5.8	3.19
Held-to-Maturity
Taxable	3,563.8	17.8	1.99	3,639.5	18.6	2.05	3,953.3	19.1	1.93
Non-Taxable	243.7	2.4	3.90	244.6	2.4	3.91	247.3	2.4	3.93
Total Investment Securities	6,069.5	32.4	2.13	6,195.6	33.4	2.16	6,444.4	33.8	2.09
Loans Held for Sale	57.7	0.5	3.52	19.9	0.2	3.64	13.4	0.1	3.82
Loans and Leases [1]
Commercial and Industrial	1,192.0	9.8	3.26	1,176.0	9.8	3.36	1,166.7	9.3	3.15
Commercial Mortgage	1,730.2	15.4	3.55	1,686.7	16.4	3.91	1,568.2	15.0	3.79
Construction	239.4	2.6	4.38	210.8	2.3	4.44	124.5	1.5	4.93
Commercial Lease Financing	195.1	1.2	2.38	196.4	1.2	2.36	216.2	1.9	3.50
Residential Mortgage	3,082.9	30.4	3.94	3,005.4	30.1	4.01	2,832.4	28.8	4.07
Home Equity	1,254.4	11.3	3.59	1,170.9	10.5	3.61	961.3	8.6	3.58
Automobile	426.2	5.5	5.15	405.9	5.2	5.18	359.2	4.7	5.18
Other [2]	363.4	7.0	7.69	353.0	6.9	7.78	317.5	6.1	7.60
Total Loans and Leases	8,483.6	83.2	3.91	8,205.1	82.4	4.03	7,546.0	75.9	4.00
Other	39.9	0.1	1.66	38.1	0.1	1.61	37.5	0.3	3.33
Total Earning Assets [3]	15,240.7	116.9	3.06	14,989.5	116.7	3.12	14,552.9	110.4	3.02
Cash and Due from Banks	133.2			120.4			131.6
Other Assets	532.9			529.7			536.2
Total Assets	$15,906.8			$15,639.6			$15,220.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,770.2	0.2	0.03	$2,738.1	0.3	0.04	$2,622.4	0.2	0.03
Savings	5,208.3	1.1	0.09	5,184.8	1.1	0.09	5,067.8	1.1	0.09
Time	1,272.6	1.9	0.59	1,214.8	1.7	0.57	1,201.3	1.1	0.36
Total Interest-Bearing Deposits	9,251.1	3.2	0.14	9,137.7	3.1	0.14	8,891.5	2.4	0.11
Short-Term Borrowings	8.7	—	0.13	7.3	—	0.15	8.5	—	0.14
Securities Sold Under Agreements to Repurchase	556.5	5.7	4.02	586.8	6.1	4.14	643.3	6.3	3.84
Other Debt	268.0	1.1	1.66	226.8	1.0	1.80	223.2	0.8	1.34
Total Interest-Bearing Liabilities	10,084.3	10.0	0.39	9,958.6	10.2	0.41	9,766.5	9.5	0.38
Net Interest Income		$106.9			$106.5			$100.9
Interest Rate Spread			2.67%			2.71%			2.64%
Net Interest Margin			2.80%			2.85%			2.77%
Noninterest-Bearing Demand Deposits	4,436.1			4,316.3			4,117.4
Other Liabilities	224.7			220.8			244.2
Shareholders' Equity	1,161.7			1,143.9			1,092.6
Total Liabilities and Shareholders' Equity	$15,906.8			$15,639.6			$15,220.7

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,967,000, $2,977,000 and $3,035,000 for the three months ended September 30, 2016, June 30, 2016, and September 30, 2015, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2015
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$4.2	$—	0.26%	$3.3	$—	0.27%
Funds Sold	586.8	2.0	0.46	488.8	0.8	0.22
Investment Securities
Available-for-Sale
Taxable	1,594.3	20.9	1.75	1,547.8	19.5	1.68
Non-Taxable	697.9	16.5	3.16	722.8	17.2	3.18
Held-to-Maturity
Taxable	3,627.4	55.2	2.03	4,032.8	63.2	2.09
Non-Taxable	244.6	7.2	3.91	248.2	7.3	3.93
Total Investment Securities	6,164.2	99.8	2.16	6,551.6	107.2	2.18
Loans Held for Sale	30.0	0.8	3.58	9.2	0.3	3.72
Loans and Leases [1]
Commercial and Industrial	1,165.2	30.3	3.48	1,151.3	27.2	3.16
Commercial Mortgage	1,702.1	47.5	3.73	1,506.3	43.0	3.82
Construction	206.9	6.9	4.47	118.2	4.2	4.75
Commercial Lease Financing	196.8	3.7	2.48	222.4	5.8	3.46
Residential Mortgage	3,002.6	90.0	4.00	2,734.0	84.6	4.13
Home Equity	1,176.5	32.0	3.63	915.8	24.9	3.63
Automobile	407.0	15.8	5.17	345.1	13.5	5.21
Other [2]	353.5	20.4	7.70	308.6	17.3	7.49
Total Loans and Leases	8,210.6	246.6	4.01	7,301.7	220.5	4.03
Other	38.8	0.5	1.83	51.6	0.9	2.39
Total Earning Assets [3]	15,034.6	349.7	3.10	14,406.2	329.7	3.05
Cash and Due from Banks	128.2			131.3
Other Assets	532.5			531.9
Total Assets	$15,695.3			$15,069.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,756.7	0.7	0.03	$2,604.0	0.6	0.03
Savings	5,177.0	3.4	0.09	5,011.2	3.3	0.09
Time	1,232.1	5.1	0.55	1,278.1	3.3	0.35
Total Interest-Bearing Deposits	9,165.8	9.2	0.13	8,893.3	7.2	0.11
Short-Term Borrowings	7.9	—	0.14	8.5	—	0.14
Securities Sold Under Agreements to Repurchase	582.0	18.0	4.06	664.4	19.1	3.79
Other Debt	242.5	3.1	1.73	190.5	2.0	1.39
Total Interest-Bearing Liabilities	9,998.2	30.3	0.40	9,756.7	28.3	0.38
Net Interest Income		$319.4			$301.4
Interest Rate Spread			2.70%			2.67%
Net Interest Margin			2.84%			2.79%
Noninterest-Bearing Demand Deposits	4,326.8			3,993.7
Other Liabilities	225.2			241.2
Shareholders' Equity	1,145.1			1,077.8
Total Liabilities and Shareholders' Equity	$15,695.3			$15,069.4

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
3 Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $8,957,000 and $8,921,000 for the nine months ended September 30, 2016 and September 30, 2015, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2016
	Compared to June 30, 2016
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$—	$0.1
Investment Securities
Available-for-Sale
Taxable	(0.1)	—	(0.1)
Non-Taxable	(0.1)	—	(0.1)
Held-to-Maturity
Taxable	(0.3)	(0.5)	(0.8)
Total Investment Securities	(0.5)	(0.5)	(1.0)
Loans Held for Sale	0.3	—	0.3
Loans and Leases
Commercial and Industrial	0.2	(0.2)	—
Commercial Mortgage	0.4	(1.4)	(1.0)
Construction	0.3	—	0.3
Residential Mortgage	0.8	(0.5)	0.3
Home Equity	0.9	(0.1)	0.8
Automobile	0.3	—	0.3
Other [2]	0.2	(0.1)	0.1
Total Loans and Leases	3.1	(2.3)	0.8
Total Change in Interest Income	3.0	(2.8)	0.2

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.1)	(0.1)
Time	0.1	0.1	0.2
Total Interest-Bearing Deposits	0.1	—	0.1
Securities Sold Under Agreements to Repurchase	(0.3)	(0.1)	(0.4)
Other Debt	0.2	(0.1)	0.1
Total Change in Interest Expense	—	(0.2)	(0.2)

Change in Net Interest Income	$3.0	$(2.6)	$0.4

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2016
	Compared to September 30, 2015
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$0.3	$0.4
Investment Securities
Available-for-Sale
Taxable	0.2	0.1	0.3
Non-Taxable	(0.3)	(0.1)	(0.4)
Held-to-Maturity
Taxable	(1.9)	0.6	(1.3)
Total Investment Securities	(2.0)	0.6	(1.4)
Loans Held for Sale	0.4	—	0.4
Loans and Leases
Commercial and Industrial	0.2	0.3	0.5
Commercial Mortgage	1.5	(1.1)	0.4
Construction	1.3	(0.2)	1.1
Commercial Lease Financing	(0.2)	(0.5)	(0.7)
Residential Mortgage	2.5	(0.9)	1.6
Home Equity	2.6	0.1	2.7
Automobile	0.8	—	0.8
Other [2]	0.9	—	0.9
Total Loans and Leases	9.6	(2.3)	7.3
Other	—	(0.2)	(0.2)
Total Change in Interest Income	8.1	(1.6)	6.5

Change in Interest Expense:
Interest-Bearing Deposits
Time	0.1	0.7	0.8
Total Interest-Bearing Deposits	0.1	0.7	0.8
Securities Sold Under Agreements to Repurchase	(0.9)	0.3	(0.6)
Other Debt	0.2	0.1	0.3
Total Change in Interest Expense	(0.6)	1.1	0.5

Change in Net Interest Income	$8.7	$(2.7)	$6.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2016
	Compared to September 30, 2015
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.2	$1.0	$1.2
Investment Securities
Available-for-Sale
Taxable	0.6	0.8	1.4
Non-Taxable	(0.6)	(0.1)	(0.7)
Held-to-Maturity
Taxable	(6.2)	(1.8)	(8.0)
Non-Taxable	(0.1)	—	(0.1)
Total Investment Securities	(6.3)	(1.1)	(7.4)
Loans Held for Sale	0.5	—	0.5
Loans and Leases
Commercial and Industrial	0.4	2.7	3.1
Commercial Mortgage	5.5	(1.0)	4.5
Construction	3.0	(0.3)	2.7
Commercial Lease Financing	(0.6)	(1.5)	(2.1)
Residential Mortgage	8.1	(2.7)	5.4
Home Equity	7.1	—	7.1
Automobile	2.4	(0.1)	2.3
Other [2]	2.6	0.5	3.1
Total Loans and Leases	28.5	(2.4)	26.1
Other	(0.2)	(0.2)	(0.4)
Total Change in Interest Income	22.7	(2.7)	20.0

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.1	0.1
Savings	0.1	—	0.1
Time	(0.1)	1.9	1.8
Total Interest-Bearing Deposits	—	2.0	2.0
Securities Sold Under Agreements to Repurchase	(2.4)	1.3	(1.1)
Other Debt	0.6	0.5	1.1
Total Change in Interest Expense	(1.8)	3.8	2.0

Change in Net Interest Income	$24.5	$(6.5)	$18.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2016	2016	2015	2016	2015
Salaries	$29,401	$28,797	$28,905	$87,339	$85,033
Incentive Compensation	5,743	5,917	4,223	17,625	13,696
Share-Based Compensation	2,968	2,746	2,616	8,024	7,712
Commission Expense	2,051	2,151	1,639	5,559	5,158
Retirement and Other Benefits	3,866	4,092	4,064	12,912	12,912
Payroll Taxes	2,224	2,288	2,200	8,089	8,063
Medical, Dental, and Life Insurance	3,366	3,872	2,870	10,130	8,503
Separation Expense	106	426	59	850	2,889
Total Salaries and Benefits	$49,725	$50,289	$46,576	$150,528	$143,966

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2016	2016	2016	2015	2015
Commercial
Commercial and Industrial	$1,217,849	$1,174,879	$1,180,341	$1,115,168	$1,169,817
Commercial Mortgage	1,807,190	1,712,271	1,687,199	1,677,147	1,622,119
Construction	263,079	226,062	192,909	156,660	129,254
Lease Financing	201,436	192,630	195,804	204,877	202,055
Total Commercial	3,489,554	3,305,842	3,256,253	3,153,852	3,123,245
Consumer
Residential Mortgage	3,098,936	3,032,981	2,929,388	2,925,605	2,875,605
Home Equity	1,295,993	1,213,154	1,131,796	1,069,400	993,817
Automobile	437,659	417,017	399,825	381,735	367,640
Other [1]	371,955	362,475	348,348	348,393	329,465
Total Consumer	5,204,543	5,025,627	4,809,357	4,725,133	4,566,527
Total Loans and Leases	$8,694,097	$8,331,469	$8,065,610	$7,878,985	$7,689,772

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2016	2016	2016	2015	2015
Consumer	$6,781,371	$6,618,164	$6,568,651	$6,445,510	$6,254,862
Commercial	5,751,184	5,697,490	5,678,987	5,502,739	5,397,857
Public and Other	1,275,810	1,328,153	1,241,254	1,302,854	1,284,243
Total Deposits	$13,808,365	$13,643,807	$13,488,892	$13,251,103	$12,936,962

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2016	2016	2016	2015	2015
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$201	$269	$666	$5,829	$8,532
Commercial Mortgage	1,023	1,194	3,401	3,469	1,058
Total Commercial	1,224	1,463	4,067	9,298	9,590
Consumer
Residential Mortgage	12,735	9,979	13,719	14,598	14,749
Home Equity	2,966	3,110	2,501	4,081	3,814
Total Consumer	15,701	13,089	16,220	18,679	18,563
Total Non-Accrual Loans and Leases	16,925	14,552	20,287	27,977	28,153
Foreclosed Real Estate	1,747	1,728	1,728	824	1,392
Total Non-Performing Assets	$18,672	$16,280	$22,015	$28,801	$29,545

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$2,583	$5,640	$4,219	$4,453	$5,060
Home Equity	1,210	1,128	2,096	1,710	1,396
Automobile	578	464	524	315	631
Other [1]	1,273	1,518	1,099	1,096	1,058
Total Consumer	5,644	8,750	7,938	7,574	8,145
Total Accruing Loans and Leases Past Due 90 Days or More	$5,644	$8,750	$7,938	$7,574	$8,145
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$52,095	$52,173	$50,707	$49,430	$49,506
Total Loans and Leases	$8,694,097	$8,331,469	$8,065,610	$7,878,985	$7,689,772

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.19%	0.17%	0.25%	0.36%	0.37%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.21%	0.20%	0.27%	0.37%	0.38%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.04%	0.04%	0.12%	0.29%	0.31%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.34%	0.29%	0.37%	0.41%	0.44%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.28%	0.30%	0.37%	0.46%	0.49%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$16,280	$22,015	$28,801	$29,545	$29,450
Additions	3,730	1,300	4,002	2,353	4,427
Reductions
Payments	(501)	(3,401)	(6,012)	(2,473)	(1,191)
Return to Accrual Status	(701)	(3,560)	(4,272)	(24)	(1,748)
Sales of Foreclosed Real Estate	—	—	(248)	(458)	(1,300)
Charge-offs/Write-downs	(136)	(74)	(256)	(142)	(93)
Total Reductions	(1,338)	(7,035)	(10,788)	(3,097)	(4,332)
Balance at End of Quarter	$18,672	$16,280	$22,015	$28,801	$29,545

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2016	2016	2015	2016	2015
Balance at Beginning of Period	$110,504	$111,249	$111,893	$108,952	$114,575
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(209)	(204)	(160)	(670)	(650)
Consumer
Residential Mortgage	(104)	(79)	—	(388)	(613)
Home Equity	(222)	17	(634)	(848)	(1,061)
Automobile	(1,703)	(1,372)	(1,476)	(4,635)	(4,141)
Other [1]	(2,678)	(2,117)	(2,123)	(7,017)	(5,512)
Total Loans and Leases Charged-Off	(4,916)	(3,755)	(4,393)	(13,558)	(11,977)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	282	403	426	7,552	1,528
Commercial Mortgage	14	14	15	42	43
Construction	—	—	8	23	24
Lease Financing	—	1	55	2	131
Consumer
Residential Mortgage	517	279	282	997	720
Home Equity	618	322	693	1,453	2,140
Automobile	615	541	508	1,748	1,398
Other [1]	471	450	438	1,394	1,343
Total Recoveries on Loans and Leases Previously Charged-Off	2,517	2,010	2,425	13,211	7,327
Net Loans and Leases Charged-Off	(2,399)	(1,745)	(1,968)	(347)	(4,650)
Provision for Credit Losses	2,500	1,000	—	1,500	—
Provision for Unfunded Commitments	—	—	185	500	185
Balance at End of Period [2]	$110,605	$110,504	$110,110	$110,605	$110,110

Components
Allowance for Loan and Lease Losses	$104,033	$103,932	$104,038	$104,033	$104,038
Reserve for Unfunded Commitments	6,572	6,572	6,072	6,572	6,072
Total Reserve for Credit Losses	$110,605	$110,504	$110,110	$110,605	$110,110

Average Loans and Leases Outstanding	$8,483,588	$8,205,104	$7,545,985	$8,210,596	$7,301,656

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.11%	0.09%	0.10%	0.01%	0.09%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.20%	1.25%	1.35%	1.20%	1.35%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended September 30, 2016
Net Interest Income	$61,747	$38,613	$6,029	$(2,477)	$103,912
Provision for Credit Losses	2,574	(168)	(7)	101	2,500
Net Interest Income After Provision for Credit Losses	59,173	38,781	6,036	(2,578)	101,412
Noninterest Income	24,786	6,977	13,662	2,689	48,114
Noninterest Expense	(51,892)	(17,449)	(14,579)	(3,612)	(87,532)
Income Before Provision for Income Taxes	32,067	28,309	5,119	(3,501)	61,994
Provision for Income Taxes	(11,329)	(10,073)	(1,894)	4,795	(18,501)
Net Income	$20,738	$18,236	$3,225	$1,294	$43,493
Total Assets as of September 30, 2016	$5,206,442	$3,428,424	$290,207	$7,089,570	$16,014,643

Three Months Ended September 30, 2015 [1]
Net Interest Income	$51,732	$37,133	$4,517	$4,509	$97,891
Provision for Credit Losses	2,209	(226)	(20)	(1,963)	—
Net Interest Income After Provision for Credit Losses	49,523	37,359	4,537	6,472	97,891
Noninterest Income	21,206	4,873	14,363	2,779	43,221
Noninterest Expense	(49,963)	(25,632)	(14,031)	(2,262)	(91,888)
Income Before Provision for Income Taxes	20,766	16,600	4,869	6,989	49,224
Provision for Income Taxes	(7,352)	(5,566)	(1,802)	(228)	(14,948)
Net Income	$13,414	$11,034	$3,067	$6,761	$34,276
Total Assets as of September 30, 2015 [1]	$4,578,333	$3,102,598	$232,641	$7,250,551	$15,164,123

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Nine Months Ended September 30, 2016
Net Interest Income	$179,798	$115,112	$18,518	$(2,942)	$310,486
Provision for Credit Losses	7,415	(7,052)	(18)	1,155	1,500
Net Interest Income After Provision for Credit Losses	172,383	122,164	18,536	(4,097)	308,986
Noninterest Income	67,364	21,015	43,632	18,829	150,840
Noninterest Expense	(155,391)	(52,479)	(44,786)	(8,333)	(260,989)
Income Before Provision for Income Taxes	84,356	90,700	17,382	6,399	198,837
Provision for Income Taxes	(29,958)	(32,337)	(6,431)	7,837	(60,889)
Net Income	$54,398	$58,363	$10,951	$14,236	$137,948
Total Assets as of September 30, 2016	$5,206,442	$3,428,424	$290,207	$7,089,570	$16,014,643

Nine Months Ended September 30, 2015 [1]
Net Interest Income	$150,631	$107,293	$13,153	$21,366	$292,443
Provision for Credit Losses	5,659	(957)	(37)	(4,665)	—
Net Interest Income After Provision for Credit Losses	144,972	108,250	13,190	26,031	292,443
Noninterest Income	61,123	16,417	44,770	19,143	141,453
Noninterest Expense	(149,461)	(60,239)	(43,192)	(9,485)	(262,377)
Income Before Provision for Income Taxes	56,634	64,428	14,768	35,689	171,519
Provision for Income Taxes	(20,097)	(22,390)	(5,464)	(5,696)	(53,647)
Net Income	$36,537	$42,038	$9,304	$29,993	$117,872
Total Assets as of September 30, 2015 [1]	$4,578,333	$3,102,598	$232,641	$7,250,551	$15,164,123

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2016	2016	2016	2015	2015
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$83,489	$82,323	$80,895	$78,122	$75,874
Income on Investment Securities
Available-for-Sale	10,313	10,521	10,814	10,829	10,192
Held-to-Maturity	19,315	20,168	20,391	21,722	20,689
Deposits	1	2	4	1	2
Funds Sold	695	618	753	315	291
Other	166	153	212	381	312
Total Interest Income	113,979	113,785	113,069	111,370	107,360
Interest Expense
Deposits	3,232	3,081	2,886	2,443	2,410
Securities Sold Under Agreements to Repurchase	5,713	6,134	6,153	6,246	6,307
Funds Purchased	3	3	3	3	3
Other Debt	1,119	1,017	1,003	1,034	749
Total Interest Expense	10,067	10,235	10,045	9,726	9,469
Net Interest Income	103,912	103,550	103,024	101,644	97,891
Provision for Credit Losses	2,500	1,000	(2,000)	1,000	—
Net Interest Income After Provision for Credit Losses	101,412	102,550	105,024	100,644	97,891
Noninterest Income
Trust and Asset Management	11,008	12,707	11,256	11,243	11,907
Mortgage Banking	6,362	4,088	3,189	3,130	3,291
Service Charges on Deposit Accounts	8,524	8,150	8,443	8,663	8,669
Fees, Exchange, and Other Service Charges	14,023	13,978	13,444	13,764	13,340
Investment Securities Gains (Losses), Net	(328)	(312)	11,180	(181)	24
Annuity and Insurance	1,653	2,006	1,901	2,014	1,721
Bank-Owned Life Insurance	1,911	1,551	1,548	1,608	1,609
Other	4,961	4,351	5,246	4,525	2,660
Total Noninterest Income	48,114	46,519	56,207	44,766	43,221
Noninterest Expense
Salaries and Benefits	49,725	50,289	50,514	47,997	46,576
Net Occupancy	8,510	7,158	7,003	4,876	7,403
Net Equipment	4,913	5,065	5,409	5,244	4,804
Data Processing	3,620	3,972	3,951	5,106	3,920
Professional Fees	2,396	2,047	2,639	2,803	2,258
FDIC Insurance	2,104	2,144	2,352	2,322	2,139
Other	16,264	15,396	15,518	17,379	24,788
Total Noninterest Expense	87,532	86,071	87,386	85,727	91,888
Income Before Provision for Income Taxes	61,994	62,998	73,845	59,683	49,224
Provision for Income Taxes	18,501	18,753	23,635	16,851	14,948
Net Income	$43,493	$44,245	$50,210	$42,832	$34,276

Basic Earnings Per Share	$1.02	$1.04	$1.17	$1.00	$0.79
Diluted Earnings Per Share	$1.02	$1.03	$1.16	$0.99	$0.79

Balance Sheet Totals
Loans and Leases	$8,694,097	$8,331,469	$8,065,610	$7,878,985	$7,689,772
Total Assets	16,014,643	15,860,901	15,654,695	15,455,016	15,164,123
Total Deposits	13,808,365	13,643,807	13,488,892	13,251,103	12,936,962
Total Shareholders' Equity	1,163,859	1,157,219	1,138,753	1,116,260	1,098,354

Performance Ratios
Return on Average Assets	1.09%	1.14%	1.30%	1.11%	0.89%
Return on Average Shareholders' Equity	14.89	15.56	17.88	15.41	12.45
Efficiency Ratio [1]	57.58	57.35	54.88	58.55	65.12
Net Interest Margin [2]	2.80	2.85	2.86	2.85	2.77

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2016		December 31, 2015		December 31, 2014
Hawaii Economic Trends
State General Fund Revenues [1]	$4,167.5	5.0%	$5,998.6	8.4%	$5,535.7	1.6%
General Excise and Use Tax Revenue [1]	$2,146.7	1.6%	$3,141.5	5.4%	$2,979.8	2.5%
Jobs [2]	660.9		658.8		643.7

				September 30,	December 31,
(spot rates)				2016	2015	2014
Unemployment [3]
Statewide, seasonally adjusted				3.3%	3.2%	4.0%

Oahu				3.0	2.7	3.5
Island of Hawaii				3.7	3.7	4.7
Maui				3.3	3.1	3.8
Kauai				3.3	3.5	4.3

			September 30,	December 31,
(percentage change, except months of inventory)			2016	2015	2014	2013
Housing Trends (Single Family Oahu) [4]
Median Home Price			5.2%	3.7%	3.8%	4.8%
Home Sales Volume (units)			4.8%	5.2%	(0.8)%	4.6%
Months of Inventory			2.9	2.6	2.6	2.7

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
August 31, 2016				780.7		3.1
July 31, 2016				835.4		2.1
June 30, 2016				800.3		4.2
May 31, 2016				718.9		1.3
April 30, 2016				700.6		3.4
March 31, 2016				786.3		0.8
February 29, 2016				688.8		4.1
January 31, 2016				721.0		6.2
December 31, 2015				794.2		3.7
November 30, 2015				661.4		3.7
October 31, 2015				692.9		4.8
September 30, 2015				652.6		4.7
August 31, 2015				757.5		3.1
July 31, 2015				818.5		5.9
June 30, 2015				767.9		6.0
May 31, 2015				709.7		9.3
April 30, 2015				677.8		2.3
March 31, 2015				780.1		7.0
February 28, 2015				661.7		2.3
January 31, 2015				678.9		(0.6)
December 31, 2014				766.0		6.3
November 30, 2014				638.0		2.2
October 31, 2014				661.0		3.2
September 30, 2014				623.1		4.2
August 31, 2014				734.7		(1.9)
July 31, 2014				772.8		2.0
June 30, 2014				724.5		1.1
May 31, 2014				649.1		1.8
April 30, 2014				662.6		(0.7)
March 31, 2014				728.8		(5.2)
February 28, 2014				646.8		(4.3)
January 31, 2014				682.6		0.1

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority
Note: Certain prior period seasonally adjusted information has been revised.